                                                                    EXHIBIT 10.2


                         REGISTRATION RIGHTS AGREEMENT


       THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of January 3, 1998, by and between Meditrust Corporation, a Delaware corporation (the "Company"), Meditrust Operating Company, a Delaware corporation ("OPCO"), and each of the parties signatory hereto.


                                    RECITALS

       WHEREAS, pursuant to (a) an Agreement and Plan of Merger dated as of January 3, 1998 among the Company, OPCO and La Quinta Inns, Inc., a Texas corporation ("La Quinta") (the "Merger Agreement"), and (b) a Shareholders Agreement dated January 3, 1998 among the Company, OPCO, La Quinta, and the shareholders of La Quinta named on the signature page hereto (the "Holders") are receiving (i) shares of common stock of the Company, par value $.01 per share (the "Company Common Stock"), and (ii) shares of common stock of OPCO, par value $.01 per share (the "OPCO Common Stock"), which shares of Company Common Stock and OPCO Common Stock are paired and transferable and tradeable only in combination as a single unit on the New York Stock Exchange (the "Paired Shares").

       NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein and in the Merger Agreement, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

       1. Definitions. For purposes of this Agreement, the following terms have the following meanings when used herein with initial capital letters:

              Advice:  As defined in Section 4 hereof.

              Losses:  As defined in Section 6 hereof.

              Prospectus: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.
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              Registrable Securities: The Paired Shares issued to the Holders pursuant to the Merger Agreement excluding (A) Paired Shares that have been disposed of pursuant to a Registration Statement relating to the sale thereof that has become effective under the Securities Act, or (B) Paired Shares that have become eligible to be sold pursuant to Rule 144 or Rule 145 of the Securities Act, provided that all such Paired Shares referred to in this clause
(B) have become immediately salable within the volume restrictions imposed by Rule 144 and Rule 145 or as otherwise permitted by either of such Rules. Registrable Securities shall also include any Paired Shares or other securities (or Paired Shares underlying such other securities) that may be received by the Holders (x) as a result of a stock dividend on or stock split of Registrable Securities or (y) on account of Registrable Securities in a recapitalization of or other transaction involving the Company and/or OPCO.

              Registration Statement: Any registration statement of the Company and OPCO under the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the related Prospectus, all amendments and supplements to such registration statement (including post-effective amendments), all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

              SEC:  The Securities and Exchange Commission.

              Securities Act:  The Securities Act of 1933, as amended.

       2.     Registration Rights.

              (a) Shelf Registration. The Company and OPCO shall, subject to the provisions of this Agreement, use reasonable efforts in accordance with the terms hereof to cause a Registration Statement pursuant to Rule 415 under the Securities Act (a "Shelf Registration Statement") on Form S-3 relating to the sale by each of the Holders of their Registrable Securities to be (i) filed with the SEC on or before the sixtieth (60th) day following the date on which the merger contemplated by the Merger Agreement becomes effective (the "Effective Date") and (ii) declared effective by the SEC on or before the ninetieth (90th) day following the Effective Date. Notwithstanding the foregoing, no sale by any Holder of Registrable Securities or Paired Shares shall violate any provision of that certain Shareholders Agreement dated January 3, 1998. The Company and OPCO agree to use reasonable efforts to keep the Shelf Registration Statement (or any amendment thereof or replacement or successor thereto) continuously effective until the earlier of (a) one (1) year from the Effective Date if the Company shall be in compliance with the public information requirements referred to in Section 7(k) of this Agreement on such anniversary date and, if it is not in such compliance, then until the earlier of the date it is in such compliance or two (2) years from the Effective Date or (b) the date on which the applicable Holders (or Distributee or other Holder Transferees) no longer hold any Registrable Securities.

              (b) Postponement of Effectiveness. The Company and OPCO may in their sole discretion and for any reason whatsoever, postpone the filing of, or delay the effectiveness of, any Registration Statement required hereunder for one or more reasonable periods of time, not to exceed thirty (30) days following the date of this Agreement.

       3. Restrictions on Sale by Holders. Each Holder agrees, if such Holder is so requested (pursuant to a timely written notice) by the Company and OPCO during any public offering, not to effect any public sale or distribution of any of the Company's and OPCO's securities of such class, including a sale pursuant to Rule 144, during the fifteen (15) calendar day period prior to, and during the sixty (60) calendar day period beginning on, the closing date of such offering.

       4. Registration Procedures. In connection with the Company's and OPCO's registration obligations pursuant to Section 2 hereof, the Company and OPCO will effect such registrations to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company and OPCO will as expeditiously as possible, and in each case to the extent applicable:

              (a) Prepare and file with the SEC a Registration Statement or Registration Statements on Form S-3 under the Securities Act available for the sale of the Registrable Securities by the holders thereof in accordance with the intended method or methods of distribution thereof, and cause each such Registration Statement to become effective and remain effective as provided herein.

              (b) Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable period specified in Section 2; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

              (c) Notify the selling Holders promptly, and (if requested by any such person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company and OPCO of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable





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Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (v) of the occurrence of any event which makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in a Registration Statement, Prospectus or any such document so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

              (d) Use every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment.

              (e) If requested by the Holders holding a majority of the Registrable Securities being registered, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the Holders agree should be included therein as may be required by applicable law and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company and OPCO have received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company and OPCO will not be required to take any actions under this Section 4(e) that are not, in the opinion of counsel for the Company and OPCO, in compliance with applicable law.

              (f) Furnish to each selling Holder without charge, at least one conformed copy of the Registration Statement and any post-effective amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed incorporated therein by reference and all exhibits, unless requested in writing by such holder or counsel).

              (g) Deliver to each selling Holder without charge as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such persons may request; and the Company and OPCO hereby consent to the use of such Prospectus or each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto.

              (h) Prior to any public offering of Registrable Securities, to register or qualify or cooperate with the selling Holders and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such





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Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any seller reasonably requests in writing; use all reasonable efforts to keep such registration or qualification (or exemption therefrom) effective during the period the applicable Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in each such jurisdiction of the Registrable Securities covered by the applicable Registration Statement; provided, however, that the Company and OPCO will not be required to (i) qualify to do business in any jurisdiction in which they are not then so qualified or (ii) take any action that would subject them to service of process generally in any such jurisdiction in which they are not then so subject.

              (i) Cooperate with the selling Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold.

              (j) Upon the occurrence of any event contemplated by Section 4(c)(v) hereof, prepare a supplement or post-effective amendment to each Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

              (k) If requested by Holders holding a majority of the Registrable Securities covered by such Registration Statement, use all reasonable efforts to cause all Registrable Securities covered by such Registration Statement to be (i) listed on each securities exchange, if any, on which similar securities issued by the Company and OPCO are then listed or, if no similar securities issued by the Company and OPCO are then so listed, on the New York Stock Exchange or another national securities exchange if the securities qualify to be so listed or (ii) authorized to be quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or the National Market System of NASDAQ if the securities qualify to be so quoted.

              (l) As needed, (i) engage an appropriate transfer agent and provide the transfer agent with printed certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and
(ii) provide a CUSIP number for the Registrable Securities.

              (m) Make available for reasonable inspection during normal business hours by a representative of the Holders holding Registrable Securities being sold, or any attorney or accountant retained by such selling Holders, all financial and other records, pertinent corporate documents and properties of the Company and OPCO and their subsidiaries, and cause the officers, directors and employees of the Company and OPCO and their subsidiaries to supply all information reasonably requested by any such representative, attorney or accountant in





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connection with such Registration Statement; provided, however, that any records, information or documents that are designated by the Company or OPCO in writing as confidential at the time of delivery of such records, information or documents will be kept confidential by such persons unless (i) such records, information or documents are in the public domain or otherwise publicly available, (ii) disclosure of such records, information or documents is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, or (iii) disclosure of such records, information or documents, in the reasonable opinion of counsel to such person, is otherwise required by law (including, without limitation, pursuant to the requirements of the Securities Act).

       The Company and OPCO may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company and OPCO such information regarding the distribution of such Registrable Securities as the Company and OPCO may, from time to time, reasonably request in writing and the Company and OPCO may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request.

       Each Holder will be deemed to have agreed by virtue of its acquisition of Registrable Securities that, upon receipt of any notice from the Company and OPCO of (i) the occurrence of any event of the kind described in Section 4(c)(ii), 4(c)(iii), 4(c)(iv) or 4(c)(v) hereof, or (ii) the suspension, by the Company or OPCO, in their sole discretion for any reason whatsoever, of the effectiveness of any Registration Statement ("Suspension Notice"), such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus (a "Black-Out") until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(j) hereof, or until it is advised in writing (the "Advice") by the Company and OPCO that the use of the applicable Prospectus may be resumed, and such Holder has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus. Except as expressly provided herein, there shall be no limitation with regard to the number of Suspension Notices the Company and OPCO are entitled to give hereunder; provided, however, that (x) in no event shall the aggregate number of days the Holders are subject to Black-Out during any period of twelve (12) consecutive months exceed ninety (90) and (y) no one Black-Out period shall exceed thirty (30) days.

       5. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company and OPCO will be borne by the Company and OPCO whether or not any of the Registration Statements become effective. Such fees and expenses will include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses for compliance with securities or "blue sky"
laws) (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing a reasonable number of prospectuses if the printing of such prospectuses is requested by the Holders holding a majority of the Registrable Securities included in any Registration Statement), (iii) messenger, telephone and delivery expenses incurred by the Company and





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OPCO, (iv) fees and disbursements of counsel for the Company and OPCO incurred by the Company and OPCO, (v) fees and disbursements of all independent certified public accountants (including the expenses of any special audit and "comfort" letter required by or incident to such performance) incurred by the Company and OPCO, (vi) Securities Act liability insurance if the Company or OPCO so desires such insurance, and (vii) fees and expenses of all other persons retained by the Company or OPCO. In addition, the Company and OPCO will pay their internal expenses (including without limitation all salaries and expenses of their officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company and OPCO are then listed and the fees and expenses of any person, including special experts, retained by the Company or OPCO. The Holders shall be responsible on a pro rata basis for any taxes of any kind (including, without limitation, transfer taxes) with respect to any disposition, sale or transfer of Registrable Securities and for any legal, accounting and other expenses incurred by them in connection with any Registration Statement.

       6.     Indemnification.

              (a)    Indemnification by the Company and OPCO.   The Company and
OPCO will, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, each Holder holding Registrable Securities registered pursuant to this Agreement, the officers, directors and agents and employees of each of them, each person who controls such a Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of any such controlling person, from and against all losses, claims, damages, liabilities, costs (including without limitation the costs of investigation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based solely upon information furnished in writing to the Company and OPCO by such Holder expressly for use therein; provided, however, that the Company and OPCO will not be liable to any Holder to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Statement, Prospectus or preliminary prospectus if either (A) (i) such Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by such Holder of a Registrable Security to the person asserting the claim from which such Losses arise and (ii) the Prospectus would have completely corrected such untrue statement or alleged untrue statement or such omission or alleged omission; or (B) such untrue statement or alleged untrue statement, omission or alleged omission is completely corrected in an amendment or supplement to the Prospectus previously furnished by or on behalf of the Company and OPCO with copies of the Prospectus, and such Holder thereafter fails to deliver such Prospectus as so





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
amended or supplemented prior to or concurrently with the sale of a Registrable Security to the person asserting the claim from which such Losses arise.

              (b) Indemnification by Holders. In connection with any Registration Statement in which a Holder is participating, such Holder will furnish to the Company and OPCO in writing such information as the Company and OPCO reasonably request for use in connection with any Registration Statement, Prospectus or preliminary prospectus and will indemnify, to the fullest extent permitted by law, the Company and OPCO, their respective directors and officers, agents and employees, each person who controls the Company and OPCO (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, from and against all Losses arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company and OPCO expressly for use in such Registration Statement, Prospectus or preliminary prospectus and was relied upon by the Company and OPCO in the preparation of such Registration Statement, Prospectus or preliminary prospectus. In no event will the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses) received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

              (c) Conduct of Indemnification Proceedings. If any person shall become entitled to indemnity hereunder (an "indemnified party"), such indemnified party shall give prompt notice to the party from which such indemnity is sought (the "indemnifying party") of any claim or of the commencement of any action or proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the failure to so notify the indemnifying party will not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been prejudiced materially by such failure. All fees and expenses (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) will be paid to the indemnified party, as incurred, within five calendar days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder). The indemnifying party will not consent to entry of any judgment or enter into any settlement or otherwise seek to terminate any action or proceeding in which any indemnified party is or could be a party and as to which indemnification or contribution could be sought by such indemnified party under this Section 6, unless such judgment, settlement or other termination includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, in form and substance satisfactory to the indemnified party, from all liability in respect of such claim or litigation for which such indemnified party would be entitled to indemnification hereunder.





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
              (d)    Contribution.  If the indemnification provided for in this
Section 6 is unavailable to an indemnified party under Section 6(a) or 6(b) hereof in respect of any Losses or is insufficient to hold such indemnified party harmless, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, will, severally but not jointly, contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or indemnifying parties, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party or indemnifying parties, on the one hand, and such indemnified party, on the other hand, will be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or related to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses will be deemed to include any legal or other fees or expenses incurred by such party in connection with any action or proceeding.

       The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), an indemnifying party that is a selling Holder will not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such indemnifying party and distributed to the public were offered to the public exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

       The indemnity, contribution and expense reimbursement obligations of the Company and OPCO hereunder will be in addition to any liability the Company or OPCO may otherwise have hereunder or otherwise. The provisions of this Section 8 will survive so long as Registrable Securities remain outstanding, notwithstanding any permitted transfer of the Registrable Securities by any Holder thereof or any termination of this Agreement.

       7.     Miscellaneous.

              (a) Remedies. In the event of a breach by the Company and OPCO of their obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and OPCO agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by them of





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
any provision of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, they will waive the defense that a remedy at law would be adequate.

              (b) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented without the prior written consent of the Company and OPCO, and Holders holding in excess of 50% of the Registrable Securities and Unpaired Shares in respect of which Registrable Securities are issuable.

              (c) Notices. Except as set forth below, all notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telex or telecopier, registered or certified mail (return receipt requested), postage prepaid or courier or overnight delivery service to the Company and OPCO at the following address and to a Holder c/o William P. Hallman, Suite 3200, Texas Commerce Bank Tower, 201 Main Street, Fort Worth, Texas 76102 (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof):

       If to the Company:                  Meditrust Corporation
                                           197 First Avenue
                                           Needham, MA 02194

       and if to OPCO                      Meditrust Operating Company
                                           197 First Avenue
                                           Needham, MA 02194

With a copy in either case to:

                                           Goodwin, Procter & Hoar  LLP
                                           Exchange Place
                                           Boston, MA 02109
                                           Attn:  Gilbert G. Menna, P.C. and
                                                  Stephen W. Carr, P.C.
                                                  Telecopy:     (617) 523-1231

              (d) Successors and Assigns. This Agreement will inure to the benefit of and be binding upon the successors and assigns of the Company and OPCO. This Agreement may not be assigned by any Holder, except to a constituent partner or shareholder of such Holder which is an accredited investor, unless the proposed transferee or assignee of such Holder (a "Holder Transferee") agrees in a writing reasonably acceptable to the Company and OPCO to be bound by the terms of this Agreement. Except as otherwise expressly permitted herein, any attempted assignment hereof by any Holder will be void and of no effect and shall terminate all obligations of





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
the Company and OPCO with respect to such Holder. Notwithstanding the foregoing, each of the indemnified parties shall be entitled to enforce the covenants set forth in Section 6 hereof.

              (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same instrument.

              (f) Headings. The headings in this Agreement are for convenience of reference only and will not limit or otherwise affect the meaning hereof.

              (g) Governing Law. This agreement will be governed by and construed in accordance with the laws of the State of Delaware, as applied to contracts made and performed within the State of Delaware, without regard to principles of conflict of laws.

              (h) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein will remain in full force and effect and will in no way be affected, impaired or invalidated, and the parties hereto will use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

              (i) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to such subject matter.

              (j) Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, will be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

              (k) Rule 144. The Company shall use reasonable efforts to comply with the public information requirements of Rule 144(c) under the Securities Act for a period of at least two (2) years following the Effective Date.

              (l) Effectiveness. Notwithstanding anything herein to the contrary, this Agreement shall become effective only when and if the Merger becomes effective.

       IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                   MEDITRUST CORPORATION


                                   By:/s/ DAVID F. BENSON
                                      --------------------------------
                                       Name: David F. Benson
                                       Title: President


                                   MEDITRUST OPERATING COMPANY


                                   By:/s/ MICHAEL J. BOHNEN
                                      --------------------------------
                                       Name: Michael J. Bohnen
                                       Title: Secretary

                                   THOMAS M. TAYLOR & CO.


                                   By: /s/ W.P. HALLMAN, JR.
                                      --------------------------------
                                      Name:   W.P. Hallman, Jr.
                                      Title:  Vice President


                                   SID R. BASS, INC.


                                   By: /s/ W.P. HALLMAN, JR.
                                      --------------------------------
                                      Name:   W.P. Hallman, Jr.
                                      Title:  Vice President


                                   LEE M. BASS, INC.

                                   By: /s/ W.P. HALLMAN, JR.
                                      --------------------------------
                                      Name:   W.P. Hallman, Jr.
                                      Title:  Vice President


                                   THE BASS MANAGEMENT TRUST


                                   By: /s/ W.P. HALLMAN
                                      --------------------------------
                                      Perry R. Bass, Trustee,
                                      by W.P. Hallman, Attorney-in-fact

                                   THE AIRLIE GROUP, L.P.


                                   By:  EBD, L.P., General Partner,
                                   By:  TMT-FW Inc.,
                                   By:  /s/ W.P. HALLMAN, JR.
                                        --------------------------------
                                        W.P. Hallman, Jr.
                                        Vice President


                                        /s/ WILLIAM P. HALLMAN, JR.
                                        --------------------------------
                                        William P. Hallman, Jr.


                                   ANNIE R. BASS GRANDSON'S TRUST FOR
                                   LEE M. BASS


                                   By:  /s/ WILLIAM P. HALLMAN, JR.
                                        --------------------------------
                                        William P. Hallman, Jr., trustee


                                   ANNIE R. BASS GRANDSON'S TRUST FOR
                                   SID R. BASS


                                   By:  /s/ WILLIAM P. HALLMAN, JR.
                                        --------------------------------
                                        William P. Hallman, Jr., Trustee


                                   PETER STERLING

                                   /s/ PETER STERLING
                                   -------------------------------------
                                   Peter Sterling

                                   GARY L. MEAD

                                   /s/ GARY L. MEAD
                                   -------------------------------------
                                   Gary L. Mead

                                   HYATT ANNE BASS SUCCESSOR TRUST

                                   By:  Panther City Investment Co., Trustee
                                   By:  /s/ W.P. HALLMAN JR.
                                        -------------------------------
                                        W.P. Hallman Jr.,
                                        Vice President


                                   SAMANTHA SIMS BASS SUCCESSOR TRUST

                                   By:  Panther City Investment Co., Trustee
                                   By:  /s/ W.P. HALLMAN JR.
                                        -------------------------------
                                        W.P. Hallman Jr.,
                                        Vice President


                                   PORTFOLIO C INVESTORS, L.P.

                                   By:  Portfolio Associates, Inc.,
                                        General Partner
                                   By:  /s/ W.P. HALLMAN JR.
                                        -------------------------------
                                        W.P. Hallman Jr.,
                                        Vice President